EXHIBIT 3.4(a)

SECOND RESTATED

CERTIFICATE OF INCORPORATION

OF

CB COMMERCIAL REAL ESTATE GROUP, INC.

CB Commercial Real Estate Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: The original name under which the Corporation was incorporated in the State of Delaware is Coldwell Banker Management Corporation.

SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 15, 1971, and the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on July 10, 1990.

THIRD: The Second Restated Certificate of Incorporation of the Corporation in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

FOURTH: The Second Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and is hereby incorporated herein by this reference.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the Chief Executive Officer and the Secretary this 2 nd day of December, 1996.

CB COMMERCIAL REAL ESTATE GROUP, INC.

By	/s/ James J. Didion
Chief Executive Officer
James J. Didion

ATTEST:

By:	/s/ Karen A. Tallman
Secretary
Karen A. Tallman

EXHIBIT A

SECOND RESTATED

CERTIFICATE OF INCORPORATION

OF

CB COMMERCIAL REAL ESTATE GROUP, INC.

FIRST: The name of the corporation is:

CB Commercial Real Estate Group, Inc.

SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law as the same exists or may hereafter be amended.

FOURTH: The total number of shares of capital stock which the corporation shall have authority to issue is One Thousand (1,000) shares of common stock, $0.01 par value per share.

FIFTH: A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or may hereafter be amended. Any repeal or modification of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to such repeat or modification.

SIXTH:

A. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, Joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (an “Indemnitee”), against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person. The corporation shall not be required to indemnify and hold harmless a person in connection with a Proceeding (or part thereof) initiated by such person unless the Proceeding (or the part thereof initiated by such person) was authorized by the Board of Directors.

B. The right to indemnification conferred by this Article SIXTH shall be presumed to have been relied upon by the Indemnities and shall be enforceable as a contract right. The corporation may enter into contracts to provide individual Indemnitees with specific rights of indemnification to the fullest extent permitted by applicable law and may create trust funds, grant security interests, obtain letters of credit or use other means to ensure the payment of such amounts as may be necessary to effect the rights provided in this Article SIXTH or in any such contract.

C. Except for any Proceeding described in the last sentence of Section A of Article SIXTH, upon making a request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification under this Article SIXTH and the corporation shall have the burden of proof to overcome that presumption in reaching any contrary determination. Such indemnification shall include the right to receive payment in advance of any reasonable expenses incurred by the Indemnitee in connection with any Proceeding (other than a Proceeding described in the last sentence of Section A of Article Sixth) consistent with the provisions of applicable law.

D. Any repeal or modification of the foregoing provisions of this Article SIXTH shall not adversely affect any right or protection of any Indemnitee existing at the time of such repeal or modification.

SEVENTH: The Board of Directors is authorized to adopt, amend or repeal the by-laws of the corporation, without any action on the part of the stockholders, solely by the affirmative vote of at least a majority of the directors of the corporation then in office.

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is

CB COMMERCIAL REAL ESTATE GROUP, INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 1013 Centre Road, City of Wilmington 19805, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on October 31, 1997

/s/ WALTER V. STAFFORD
NAME: WALTER V. STAFFORD
TITLE: Sr. Executive Vice President

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CB COMMERCIAL REAL ESTATE MANAGEMENT SERVICES, INC.

(a California corporation)

INTO

CB COMMERCIAL REAL ESTATE GROUP, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB COMMERCIAL REAL ESTATE GROUP, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of common stock of CB COMMERCIAL REAL ESTATE MANAGEMENT SERVICES, INC., a business corporation organized and existing under the laws of the State of California, the laws of which permit a merger of a corporation of that jurisdiction with a corporation of another jurisdiction.

3. On December 4, 1997, the Executive Committee of the Board of Directors of the Corporation adopted the following resolutions to merge CB COMMERCIAL REAL ESTATE MANAGEMENT SERVICES, INC. into the Corporation:

RESOLVED, that this Corporation hereby merges into itself CB Commercial Real Estate Management Services, Inc., a California corporation;

RESOLVED FURTHER, that this Corporation shall assume all of the obligations of CB Commercial Real Estate Management Services, Inc.; and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make and to execute a Certificate of Ownership and Merger and to cause the same to be filed and/or recorded with the California Secretary of State and with the Delaware Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of December 4, 1997.

CB COMMERCIAL REAL ESTATE GROUP, INC., a Delaware corporation

By:	/s/ Walter V. Stafford
Walter V. Stafford, Senior Executive Vice President

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION OF

CB COMMERCIAL REAL ESTATE GROUP, INC.

a Delaware corporation

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is CB Commercial Real Estate Group, Inc.

2. The Restated Certificate of Incorporation of the Corporation is hereby amended by striking out Article FIRST thereof and by substituting in lieu of said Article FIRST the following new Article FIRST:

“FIRST: The name of the Corporation is: CB Richard Ellis, Inc.”

3. The amendment of the Restated Certificate of Incorporation herein has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its Senior Executive Vice President and attested to by its Secretary as of the 17th day of April, 1998.

/s/ Walter V. Stafford
Walter V. Stafford Senior Executive Vice President

Attest:

/s/ Trude A. Tsujimoto
Trude A. Tsujimoto Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CB COMMERCIAL PARTNERS, INC.

(a Delaware corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of common stock of CB COMMERCIAL PARTNERS, INC., a business corporation organized and existing under the laws of the State of Delaware.

3. On November 20, 1998, the Executive Committee of the Board of Directors of the Corporation adopted the following resolutions to merge CB COMMERCIAL PARTNERS, INC. into the Corporation:

RESOLVED, that this Corporation hereby merges into itself CB Commercial Partners, Inc., a Delaware corporation;

RESOLVED FURTHER, that this Corporation shall assume all of the obligations of CB Commercial Partners, Inc.; and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make and to execute a Certificate of Ownership and Merger and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of November 20, 1998

CB RICHARD ELLIS, INC., a Delaware corporation

By:	/s/ Trude A. Tsujimoto
Trude A. Tsujimoto, Vice President & Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CB COMMERCIAL SUTTON & TOWNE, INC.

(a New York corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of common stock of CB Commercial Sutton & Towne, Inc., a business corporation organized and existing under the laws of the State of New York.

3. The laws of the jurisdiction of organization of CB Commercial Sutton & Towne, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4. The corporation hereby merges CB Commercial Sutton & Towne, Inc. into the Corporation.

5. On November 20, 1998, the Executive Committee of the Board of Directors of the Corporation adopted the following resolutions to merge CB Commercial Sutton & Towne, Inc. into the Corporation:

RESOLVED, that this Corporation hereby merges into itself CB Commercial Sutton & Towne, Inc., a New York corporation;

RESOLVED FURTHER, that this Corporation shall assume all of the obligations of CB Commercial Sutton & Towne, Inc.; and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make and to execute a Certificate of Ownership and Merger and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of November 20, 1998

CB RICHARD ELLIS, INC., a Delaware corporation

By:	/s/ Trude A. Tsujimoto
Trude A. Tsujimoto, Vice President & Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CB COMMERCIAL REAL ESTATE GROUP OF HAWAII, INC.

(a Delaware corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of common stock of CB COMMERCIAL REAL ESTATE GROUP OF HAWAII, INC., a business corporation organized and existing under the laws of the State of Delaware.

3. On November 20, 1998, the Executive Committee of the Board of Directors of the Corporation adopted the following resolutions to merge CB COMMERCIAL REAL ESTATE GROUP OF HAWAII, INC. into the Corporation:

RESOLVED, that this Corporation hereby merges into itself CB Commercial Real Estate Group of Hawaii, Inc., a Delaware corporation;

RESOLVED FURTHER, that this Corporation shall assume all of the obligations of CB Commercial Real Estate Group of Hawaii, Inc.; and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make and to execute a Certificate of Ownership and Merger and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of November 20, 1998

CB RICHARD ELLIS, INC.,
a Delaware corporation

By:	/s/ Trude A. Tsujimoto
Trude A. Tsujimoto, Vice President & Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

SUTTER FREMONT, INC.

(a California corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of common stock of SUTTER FREMONT, INC., a business corporation organized and existing under the laws of the State of California.

3. The laws of the jurisdiction of organization of SUTTER FREMONT, INC. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4. The corporation hereby merges SUTTER FREMONT, INC. into the Corporation.

5. On November 20, 1998, the Executive Committee of the Board of Directors of the Corporation adopted the following resolutions to merge SUTTER FREMONT, INC. into the Corporation.

RESOLVED, that this Corporation hereby merges into itself Sutter Fremont, Inc., a California corporation;

RESOLVED FURTHER, that this Corporation shall assume all of the obligations of Sutter Fremont, Inc.; and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make and to execute a Certificate of Ownership and Merger and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of November 20, 1998

CB RICHARD ELLIS, INC.
a Delaware corporation

By:	/s/ Trude A. Tsujimoto
Trude A. Tsujimoto, Vice President & Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

SUTTER FREMONT REAL ESTATE MERCHANT CAPITAL CORPORATION

(a California corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of common stock of SUTTER FREMONT REAL ESTATE MERCHANT CAPITAL CORPORATION, a business corporation organized and existing under the laws of the State of California.

3. The laws of the jurisdiction of organization of SUTTER FREMONT REAL ESTATE MERCHANT CAPITAL CORPORATION permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4. The corporation hereby merges SUTTER FREMONT REAL ESTATE MERCHANT CAPITAL CORPORATION into the Corporation.

5. On November 20, 1998, the Executive Committee of the Board of Directors of the Corporation adopted the following resolutions to merge SUTTER FREMONT REAL ESTATE MERCHANT CAPITAL CORPORATION into the Corporation:

RESOLVED, that this Corporation hereby merges into itself Sutter Fremont Real Estate Merchant Capital Corporation, a California corporation;

RESOLVED FURTHER, that this Corporation shall assume all of the obligations of Sutter Fremont Real Estate Merchant Capital Corporation; and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make and to execute a Certificate of Ownership and Merger and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of November 20, 1998.

CB RICHARD ELLIS, INC.
a Delaware corporation

By:	/s/ Trude A. Tsujimoto
Trude A. Tsujimoto, Vice President & Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

KOLL REAL ESTATE SERVICES

(a Delaware corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of each class of the capital stock of KOLL REAL ESTATE SERVICES, which is also a business corporation organized and existing under the laws of the State of Delaware.

3. On July 30, 1999, the Board of Directors of the Corporation adopted the following resolutions to merge KOLL REAL ESTATE SERVICES into the Corporation:

RESOLVED, that this Corporation hereby merges into itself its wholly owned subsidiary Koll Real Estate Services, a Delaware corporation with this Corporation being the surviving corporation.

RESOLVED FURTHER, that this Corporation shall assume all of the liabilities and obligations of Koll Real Estate Services; and

RESOLVED FURTHER, that the proper officers of this Corporation be and they hereby are directed to make, execute and acknowledge a Certificate of Ownership and Merger setting forth a copy of the resolution to merge Koll Real Estate Services into this Corporation and to assume all of its liabilities and obligations and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate authority or jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of July 30, 1999.

CB RICHARD ELLIS, INC.
a Delaware corporation

By:	/s/ Walter V. Stafford
Walter V. Stafford
Senior Executive Vice President General Counsel

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CBS INVESTMENT REALTY, INC.

(an Arizona corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of each class of the capital stock of CBS INVESTMENT REALTY, INC., which is a business corporation organized and existing under the laws of the State of Arizona.

3. On September 3, 1999, the Board of Directors of the Corporation adopted the following resolutions to merge CBS INVESTMENT REALTY, INC. into the Corporation:

RESOLVED, that this Corporation hereby merges into itself its wholly owned subsidiary CBS Investment Realty, Inc., an Arizona corporation with this Corporation being the surviving corporation.

RESOLVED FURTHER, that this Corporation shall assume all of the liabilities and obligations of CBS Investment Realty, Inc.; and

RESOLVED FURTHER, that the proper officers of this Corporation be and they hereby are directed to make, execute and acknowledge a Certificate of Ownership and Merger setting forth a copy of the resolution to merge CBS Investment Realty, Inc. into this Corporation and to assume all of its liabilities and obligations and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate authority or jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of September 8, 1999.

CB RICHARD ELLIS, INC.
a Delaware corporation

By:	/s/ Walter V. Stafford
Walter V. Stafford, Senior Executive Vice President General Counsel

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CB COMMERCIAL WAREHOUSE PROPERTY, CORP.

(a Delaware corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of each class of the capital stock of CB COMMERCIAL WAREHOUSE PROPERTY, CORP., which is also a business corporation organized and existing under the laws of the State of Delaware.

3. On August 16, 1999, the Board of Directors of the Corporation adopted the following resolutions to merge CB COMMERCIAL WAREHOUSE PROPERTY, CORP. into the Corporation:

RESOLVED, (that this Corporation hereby merges into itself its wholly owned subsidiary CB Commercial Warehouse Property, Corp., a Delaware corporation with this Corporation being the surviving corporation.

RESOLVED FURTHER, that this Corporation shall assume all of the liabilities and obligations of CB Commercial Warehouse Property, Corp.; and

RESOLVED FURTHER, that the proper officers of this Corporation be and they hereby are directed to make, execute and acknowledge a Certificate of Ownership and Merger setting forth a copy of the resolution to merge CB Commercial Warehouse Property, Corp. into this Corporation and to assume all of its liabilities and obligations and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate authority or jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of August 16, 1999.

CB RICHARD ELLIS, INC. a Delaware corporation

By:	/s/ Walter V. Stafford
Walter V. Stafford, Senior Executive Vice President General Counsel

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

MATHEWS CLICK AND ASSOCIATES, INC.

(an Ohio corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of each class of the capital stock of MATHEWS CLICK AND ASSOCIATES, INC., which is a business corporation organized and existing under the laws of the State of Ohio.

3. On September 3, 1999, the Board of Directors of the Corporation adopted the following resolutions to merge MATHEWS CLICK AND ASSOCIATES, INC. into the Corporation:

RESOLVED, that this Corporation hereby merges into itself its wholly owned subsidiary Mathews Click and Associates, Inc., an Ohio corporation with this Corporation being the surviving corporation.

RESOLVED FURTHER, that this Corporation shall assume all of the liabilities and obligations of Mathews Click and Associates, Inc.; and

RESOLVED FURTHER, that the proper officers of this Corporation be and they hereby are directed to make, execute and acknowledge a Certificate of Ownership and Merger setting forth a copy of the resolution to merge Mathews Click and Associates, Inc. into this Corporation and to assume all of its liabilities and obligations and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate authority or jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of September 8, 1999.

CB RICHARD ELLIS, INC. a Delaware corporation

By:	/s/ Walter V. Stafford
Walter V. Stafford, Senior Executive Vice President General Counsel

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CBC FREMONT, INCORPORATED

CB RICHARD ELLIS 1031 EXCHANGE SERVICES, INC.

KMS CONSTRUCTION CO.

KOLL CORPORATE MANAGEMENT SYSTEMS, INC.

KOLL SPECIALTY FINANCE CORPORATION

KOLL VON KARMAN, INC.

(Delaware corporations)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of each class of the capital stock of the following corporations, which are also business corporations organized and existing under the laws of the State of Delaware:

CBC Fremont, Incorporated

CB Richard Ellis 1031 Exchange Services, Inc.

KMS Construction Co.

Koll Corporate Management Systems, Inc.

Koll Specialty Finance Corporation

Koll Von Karman, Inc.

3. On September 15, 1999, the Board of Directors of the Corporation adopted the following resolutions to merge the above-named corporations into the Corporation.

RESOLVED, that this Corporation hereby merges into itself the following wholly owned Delaware subsidiaries, with this Corporation being the surviving corporation:

CBC Fremont, Incorporated

CB Richard Ellis 1031 Exchange Services, Inc.

KMS Construction Co.

Koll Corporate Management Systems, Inc.

Koll Specialty Finance Corporation

Koll Von Karman, Inc.

; and

RESOLVED FURTHER, that this Corporation shall assume all of the liabilities and obligations of the above-named corporations; and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make and to execute a Certificate of Ownership and Merger and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said mergers.

Executed as of September 15, 1999.

CB RICHARD ELLIS, INC., a Delaware corporation

By:	/s/ Walter V. Stafford
Walter V. Stafford, Senior Executive Vice President, General Counsel and Secretary

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND

REGISTERED OFFICE

*  *  *  *  *

CB Richard Ellis, Inc., a corporation organized and existing under and by virtus of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

The present registered agent of the corporation is Corporation Service Company and the present registered office of the corporation is in the county of New Castle.

The Board of Directors of CB Richard Ellis, Inc., adopted the following resolution on the 23rd day of February, 1999.

Resolved, that the registered office of CB Richard Ellis, Inc., in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Washington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

IN WITNESS WHEREOF, CB Richard Ellis, Inc., has caused this statement to be signed by Kelsa L. Jones, its Assistant Secretary, this 13th day of September, 1999.

/s/ Kelsa L. Jones
Kelsa L. Jones, Assistant Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CBS INVESTMENT REALTY OF NEW MEXICO, INC.

(an Arizona corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of each class of the capital stock of CBS INVESTMENT REALTY OF NEW MEXICO, INC. which is a business corporation organized and existing under the laws of the State of Arizona.

3. On September 20, 1999, the Board of Directors of the Corporation adopted the following resolutions to merge CBS INVESTMENT REALTY OF NEW MEXICO, INC. into the Corporation:

RESOLVED, that this Corporation hereby merges into itself its wholly owned subsidiary CBS INVESTMENT REALTY OF NEW MEXICO, INC., an Arizona corporation with this Corporation being the surviving corporation.

RESOLVED FURTHER, that this Corporation shall assume all of the liabilities and obligations of CBS INVESTMENT REALTY OF NEW MEXICO, INC; and

RESOLVED FURTHER, that the proper officers of this Corporation be and they hereby are directed to make, execute and acknowledge a Certificate of Ownership and Merger setting forth a copy of the resolution to merge CBS INVESTMENT REALTY OF NEW MEXICO, INC. into this Corporation and to assume all of its liabilities and obligations and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate authority or jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of September 21, 1999

CB RICHARD ELLIS, INC., a Delaware corporation

By:	/s/ Walter V. Stafford
Walter V. Stafford, Senior Executive Vice President General Counsel

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CB COMMERCIAL REAL ESTATE FUND MANAGEMENT, INC.

(a California corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of common stock of CB COMMERCIAL REAL ESTATE FUND MANAGEMENT, INC., which is a business corporation organized and existing under the laws of the State of California.

3. The laws of the jurisdiction of organization of CB COMMERCIAL REAL ESTATE FUND MANAGEMENT, INC. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4. The Corporation hereby merges CB COMMERCIAL REAL ESTATE FUND MANAGEMENT, INC. into the Corporation.

5. On November 10, 1999, the Executive Committee of the Board of Directors of the Corporation adopted the following resolutions to merge CB COMMERCIAL REAL ESTATE FUND MANAGEMENT, INC. into the Corporation:

RESOLVED, that this Corporation hereby merges into itself its wholly owned subsidiary, CB Commercial Real Estate Fund Management, Inc., a California corporation, with this corporation being the surviving corporation.

RESOLVED FURTHER, that this Corporation shall assume all of the liabilities and obligations of CB Commercial Real Estate Fund Management, Inc.; and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make, execute and acknowledge a Certificate of Ownership and Merger setting forth a copy of the resolution to merge CB Commercial Real Estate Fund Management, Inc. into this corporation and to assume all of its liabilities and obligations and to cause the same to be filed and/or recorded with the Delaware

Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of November 10, 1999.

CB RICHARD ELLIS, INC., a Delaware corporation

By:	/s/ Walter V. Stafford
Walter V. Stafford, Senior Executive Vice President

CERTIFICATE OF MERGER

OF

KOLL UNISOURCE OFFICE SERVICES, INC.

AND

CB RICHARD ELLIS, INC.

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

(i) KOLL UNISOURCE OFFICE SERVICES, INC., which is incorporated under the laws of the State of Delaware; and

(ii) CB RICHARD ELLIS, INC., which is incorporated under the laws of the State of Delaware.

2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 251 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation in the merger herein certified is CB RICHARD ELLIS, INC., which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

4. The Certificate of Incorporation of CB RICHARD ELLIS, INC., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows: 200 N. Sepulveda Blvd., Suite 300, EI Segundo, CA 90245.

6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

Dated: December 22, 1999

CB RICHARD ELLIS, INC.

By:	/s/ Walter V. Stafford
Walter V. Stafford, Senior Executive Vice President

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

NATIONAL BUILDING ENGINEERS, INC.

(a Washington corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB Richard Ellis, Inc. (the “Corporation”) is a business corporation organized and existing under the laws of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of common stock of National Building Engineers, Inc., a business corporation organized and existing under the laws of the State of Washington.

3. The laws of the jurisdiction of organization of National Building Engineers, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4. The corporation hereby merges National Building Engineers, Inc. into the Corporation.

5. On December 18, 2000, the Executive Committee of the Board of Directors of the Corporation adopted the following resolutions to merge National Building Engineers, Inc. into the Corporation:

RESOLVED, that this Corporation hereby merges into itself its wholly owned subsidiary, National Building Engineers, Inc., a Washington corporation, with this corporation being the surviving corporation.

RESOLVED FURTHER, that this Corporation shall assume all of the liabilities and obligations of National Building Engineers, Inc.; and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make, execute and acknowledge a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge National Building Engineers, Inc. into this corporation and to assume all of its liabilities and obligations and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

Executed as of December 18, 2000

CB RICHARD ELLIS, INC. a Delaware corporation

By:	/s/ Walter V. Stafford
Walter V. Stafford, Senior Executive Vice President and Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

RICHARD ELLIS, INC.

(a Delaware corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

It is hereby certified that:

1. CB RICHARD ELLIS, INC. (hereinafter called the “Corporation”) is a corporation of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of each class of the stock of Richard Ellis, Inc., which is also a business corporation organized and existing under the laws of the State of Delaware.

3. The following is a copy of the resolutions adopted as of the 29th day of January, 2001 by the Board of Directors of the Corporation to merge into itself Richard Ellis, Inc.:

RESOLVED, that this Corporation hereby merges into itself its wholly owned subsidiary, Richard Ellis, Inc., a Delaware corporation, with this corporation being the surviving corporation.

RESOLVED FURTHER, that this Corporation shall assume all of the Liabilities and obligations of Richard Ellis, Inc. ; and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make, execute and acknowledge a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge Richard Ellis, Inc, into this corporation and to assume all of its liabilities and obligations and to cause the same to be filed and/or recorded with the Delaware Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or appropriate to effect said merger.

4. The proposed merger therein certified has been approved in writing by the holders of all of the outstanding stock entitled to vote of the corporation in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

Executed as of January 29, 2001

CB RICHARD ELLIS, INC., a Delaware corporation

By:	/s/ Walter V. Stafford
Walter V. Stafford Senior Executive Vice President and Secretary

CERTIFICATE OF MERGER

OF

INSIGNIA CAPITAL INVESTMENTS, INC.

INTO

CB RICHARD ELLIS, INC

The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the name and state of Incorporation of each of the constituent corporations of the merger is as follows:

NAME	STATE OF INCORPORATION
CB Richard Ellis, Inc.	Delaware

Insignia Capital Investments, Inc.	Delaware

SECOND: Than an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 251 of the General Corporation Law of Delaware.

THIRD: That the name of the surviving corporation of the merger is CB Richard Ellis, Inc.

FOURTH: That the Certificate of Incorporation of CB Richard Ellis, Inc., a Delaware corporation, which will survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed Agreement of Merger is on file at an office of the surviving corporation, the address of which is 355 South Grand Avenue, 12th Floor, Los Angeles, California 90071.

SIXTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

Dated: September 24, 2003

CB Richard Ellis, Inc.

By:	/s/ Dean Miller
Its:	Vice President

CERTIFICATE OF CORRECTION FILED TO CORRECT

A CERTAIN ERROR IN THE

CERTIFICATE OF MERGER

OF

INSIGNIA CAPITAL INVESTMENTS, INC.

INTO

CB RICHARD ELLIS, INC.

FILED IN THE OFFICE OF THE SECRETARY OF STATE

OF DELAWARE ON SEPTEMBER 25, 2003

CB Richard Ellis, Inc., corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

1. The name of the corporation is CB Richard Ellis, Inc.

2. That a Certificate of Merger was filed by the Secretary of State of Delaware on September 25, 2003, and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3. A Certificate of Merger should not have been submitted for this filing because the name of the surviving company was incorrect.

4. The Certificate is hereby declared null and void.

IN WITNESS WHEREOF, said CB Richard Ellis, Inc. has caused this Certificate to be signed by Dean Miller, its Vice President, this 29 th day of September, 2003

By:	/s/ Dean Miller
Its:	Vice President

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CB RICHARD ELLIS OF COLORADO, INC.

INTO

CB RICHARD ELLIS, INC.

* * * * * * *

CB Richard Ellis, Inc., a corporation organized and existing under the laws of Delaware (“CBRE”):

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 15th day of December 1971, pursuant to the Delaware General Corporation Law (“DGCL”).

SECOND: That this corporation owns all of the outstanding shares of the stock of CB Richard Ellis of Colorado, Inc., a corporation Incorporated on the 20th day of December, 1996 pursuant to the DGCL (“CB Colorado”).

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted October 23, 2003, by the unanimous written consent of its members, filed with the minutes of the Board determined to and did merge into itself said CB Colorado:

RESOLVED, that CBRE merge, and it hereby does merge into itself CB Colorado and assumes all of its obligations; and be it

FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and be it

FURTHER RESOLVED, that the proper officers of this corporation be and they hereby are directed to notify each stockholder of record of said CB Colorado, entitled to notice within 10 days after the effective date of filing of the Certificate of Ownership and Merger, that said Certificate of Ownership and Merger has become effective; and be it

FURTHER RESOLVED, that the proper officer of this corporation be and he hereby is directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said CB Colorado and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

IN WITNESS WHEREOF, said CBRE has caused this Certificate to be signed by Dean Miller, its Vice President, this 24th day of October 2003.

By:	/s/ Dean Miller
Dean Miller
Its:	Vice President

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CB RICHARD ELLIS OF IOWA, INC.

(an Iowa corporation)

AND

CBRE HR, INC.

(a California corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

*  *  *  *  *  *  *

CB Richard Ellis, Inc., a corporation organized and existing under the laws of Delaware (“CBRE”),

DOES HEREBY CERTIFY:

FIRST: That CBRE was incorporated on December 15, 1971, pursuant to the Delaware General Corporation Law;

SECOND: That CBRE owns all of the outstanding shares of the stock of CB Richard Ellis of Iowa, Inc., a corporation incorporated on September 16, 1976, pursuant to the Iowa Business Corporation Act (“CBRE Iowa”) and CBRE HR, Inc., a corporation incorporated on December 11, 1995, pursuant to the General Corporation of California (“CBRE HR”);

THIRD: That CBRE, by the following resolutions of its Board of Directors, duly adopted on December 10, 2004, by the unanimous written consent of its members, filed with the minutes of the Board determined to and merge into itself said CBRE Iowa and CBRE HR:

RESOLVED, that CBRE merge, and it hereby does merge into itself CBRE Iowa and CBRE HR and assumes all of its obligations; and be it

FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and be it

FURTHER RESOLVED, that the proper officers of CBRE be and they hereby are directed to notify each stockholder of record of said CBRE Iowa and CBRE HR, entitled to notice within 10 days after the effective date of filing of the Certificate of Ownership and Merger, that said Certificate of Ownership and Merger has become effective; and be it

FURTHER RESOLVED, that the proper officer of CBRE be and he is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said CBRE Iowa and CBRE HR and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

IN WITNESS WHEREOF, CBRE has caused this Certificate to be signed by Dean E. Miller, its Assistant Secretary, this 10 th day of December 2004.

By:	/s/ Dean E. Miller
Dean E. Miller
Its:	Assistant Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CB RICHARD ELLIS CORPORATE FACILITIES MANAGEMENT, INC.

(a Delaware corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

*  *  *  *  *  *  *

CB Richard Ellis, Inc. (“CBRE”), a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY:

FIRST: That CBRE was incorporated on December 15, 1971, pursuant to the Delaware General Corporation Law (“DGCL”).

SECOND: That CBRE owns all of the outstanding shares of the stock of CB Richard Ellis Corporate Facilities Management, Inc. (“CBRECFM Sub”), a corporation incorporated on September 28, 1993, pursuant to the provisions of the DGCL.

THIRD: That CBRE adopted on June 25, 2007 by unanimous written consent of its Board of Directors the following resolutions to merge into itself CBRECFM Sub:

RESOLVED, that CBRE merge, and it hereby does merge into itself CBRECFM Sub and assumes all of its obligations; and it is

FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and it is

FURTHER RESOLVED, that the proper officer of CBRE be and he is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said CBRECFM Sub and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of Delaware and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or proper to effect said merger.

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IN WITNESS WHEREOF, CBRE has caused this Certificate to be signed by Brian D. McAllister, its Senior Vice President, this 25th day of June 2007.

By:	/s/ Brian D. McAllister
Its:	Brian D. McAllister Senior Vice President

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CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CB RICHARD ELLIS OF CALIFORNIA, INC.

(a Delaware corporation)

INTO

CB RICHARD ELLIS, INC.

(a Delaware corporation)

*  *  *  *  *  *

CB Richard Ellis, Inc. (“CBRE”), a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY:

FIRST: That CBRE was incorporated on December 15, 1971, pursuant to the Delaware General Corporation Law (“DGCL”).

SECOND: That CBRE owns all of the outstanding shares of stock of CB Richard Ellis of California, Inc. (“CBRECA Sub”), a corporation incorporated on January 12, 1995, pursuant to the provisions of the DGCL.

THIRD: That CBRE adopted on March 28, 2008 by unanimous written consent of its Board of Directors the following resolutions to merge into itself CBRECA Sub:

RESOLVED, that CBRE merge, and it hereby does merge into itself CBRECA Sub and assumes all of its obligations;

RESOLVED FURTHER, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware;

RESOLVED FURTHER, that the proper officer of CBRE be and he is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said CBRECA Sub and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of Delaware and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or proper to effect said merger.

IN WITNESS WHEREOF, CBRE has caused this Certificate to be signed by Brian D. McAllister, its Senior Vice President, this 28th day of March 2008.

By:	/s/ Brian D. McAllister
Its:	Senior Vice President

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